UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005

MediCor Ltd.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-50442	14-1871462
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4560 South Decatur Boulevard, Suite 300, Las Vegas, NV 89103

(Address of Principal Executive Offices)

(702) 932-4560

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)

☐                                    Pre-commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01                                             Entry Into a Material Definitive Agreement

On April 26, 2005, MediCor Ltd., directly or indirectly through its International Integrated Incorporated and MediCor Aesthetics subsidiaries, executed and delivered the following agreements: (i) Supplier Novation and Amendment Agreement among Biosil Limited, Hutchison International, Inc., MediCor Aesthetics and International Integrated Incorporated, dated as of February 10, 2005; (ii) Guarantee between MediCor Ltd. and Biosil Limited, dated as of February 10, 2005; and (iii) Transaction Accommodation Agreement among International Integrated Incorporated, MediCor Ltd. and Hutchison International, Inc., dated as of March 21, 2005.

Under the agreements, MediCor Aesthetics will become the exclusive distributor in the United States for Biosil inflatable saline breast implants.  Distribution of these implants is dependent upon approval from the United States Food and Drug Administration, which approval requires the completion and review of a pre-market approval application.  There can be no assurance when or if such FDA approval will be forthcoming.   The Transaction Accommodation Agreement provided for, among other things, the acquisition by MediCor’s subsidiary of the assets of Hutchison, which are insignificant in amount.  This agreement was entered into primarily to facilitate the transition from the prior Biosil – Hutchison distributor relationship, thus allowing MediCor Aesthetics to become the direct and exclusive distributor in the United States for the Biosil products.  Completion of the acquisition of the assets of Hutchison International, Inc. had previously been structured to be contingent on FDA approval of the pre-market approval application for Biosil’s products.  Consummation of the asset acquisition was accelerated in the current agreement to facilitate prosecution of the pre-market approval application by MediCor Aesthetics and Biosil.  The Hutchison asset purchase, in and of itself, will have no material impact on the business or financial condition of the Company.

Item 9.01                                             Financial Statements and Exhibits

(c)               Exhibits

Exhibit No.	Description

10.1*	Supplier Novation and Amendment Agreement among Biosil Limited, Hutchison International, Inc., MediCor Aesthetics and International Integrated Incorporated dated as of February 10, 2005

10.2	Guarantee dated as of February 10, 2005 between MediCor Ltd. and Biosil Limited

10.3	Transaction Accommodation Agreement between International Integrated Incorporated, MediCor Ltd and Hutchison International, Inc. dated as of March 21, 2005

*    Certain portions of this Exhibit, for which confidential treatment has been requested, have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICOR LTD.

	By:	/s/ Theodore R. Maloney
Name: Theodore R. Maloney
Title: Chief Executive Officer

Dated: May 2, 2005